UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    October 24, 2012

BALLY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31558	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada (Address of principal executive offices)		89119 (Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                              Results of Operations and Financial Condition.

On October 25, 2012, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) announcing the Company’s results for the first fiscal quarter of 2013 and updated guidance for the fiscal year ended June 30, 2013.  A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof announcing the Company’s results for the fiscal quarter ended September 30, 2012 are incorporated herein by reference.

Item 8.01                                 Other Events.

On October 24, 2012, the Board of Directors of the Company approved a new $150 million share-repurchase program, which replaced the Company’s prior repurchase program.

Item 9.01.                             Exhibit.

(d)   Exhibits

99.1                    Press release issued by the Company, dated October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: October 29, 2012